                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


                            -----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:   February 18, 1997
                                     -----------------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                         54-1719855
----------------------------------               ----------------                -------------------
(State or other jurisdiction of                  (Commission                       (IRS Employer
       incorporation)                             File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
--------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):

                                 Not Applicable

ITEM 5.            OTHER EVENTS.

                   The January 1997 monthly Certificateholders Statements to investors were distributed February 18, 1997.

ITEM 7 (C).        EXHIBITS

                   The following are filed as exhibits to this Report under
                   Exhibit 28:

                   1.  January Performance Summary
                   2.  Series 1993-1 Class A and Class B Certificateholder's Statements for
                        the month of January 1997.
                   3.  Series 1993-3 Class A and Class B Certificateholder's Statements for
                        the month of January 1997.
                   4.  Series 1993-4 Class A and Class B Certificateholder's Statements for
                        the month of January 1997.
                   5.  Series 1994-2 Class A and Class B Certificateholder's Statements for
                        the month of January 1997.
                   6.  Series 1994-3 Class A and Class B Certificateholder's Statements for
                        the month of January 1997.
                   7.  Series 1994-4 Class A and Class B Certificateholder's Statements for
                        the month of January 1997.
                   8.  Series 1994-A Certificateholders' Statement for the month of
                        January 1997.
                   9.  Series 1995-1 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.
                   10. Series 1995-2 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.
                   11. Series 1995-3 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.
                   12. Series 1995-4 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.
                   13. Series 1996-1 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.
                   14. Series 1996-2 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.
                   15. Series 1996-3 Class A and Class B Certificateholder's Statements
                         for the month of January 1997.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                        CAPITAL ONE MASTER TRUST

                                        By:   CAPITAL ONE BANK
                                              Servicer


                                        By:   /s/ David M. Willey
                                              ---------------------------------
                                              David M. Willey
                                              Vice President
Date:  February 18, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                          ---------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      ------------------
   1                 January Performance Summary                                              07

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        09

   3                 Series 1993-3 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        11

   4                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        13

   5                 Series 1994-2 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        15

   6                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        17

   7                 Series 1994-4 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        19

   8                 Series 1994-A Certificateholder's Statement for
                     the month of January 1997                                                21

   9                 Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997                        22

   10                Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997.                       24

   11                Series 1995-3 Class A and Class B  Certificate-
                     holder's Statements for the month of January 1997.                       26

   12                Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997.                       28

   13                Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997.                       30

   14                Series 1996-2 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997.                       32


   15                Series 1996-3 Class A and Class B Certificate-
                     holder's Statements for the month of January 1997.                       34

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  JANUARY 1997

Beginning of the Month Principal Receivables :                                                                    10,516,349,678.81
                                                                                                               --------------------
Beginning of the Month Finance Charge Receivables :                                                                  304,242,608.76
                                                                                                               --------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                               --------------------
Beginning of the Month Total Receivables :                                                                        10,820,592,287.57
                                                                                                               --------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                               --------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                               --------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                               --------------------

Additional Principal Receivables :                                                                                             0.00
                                                                                                               --------------------
Additional Finance Charge Receivables :                                                                                        0.00
                                                                                                               --------------------
Additional Total Receivables :                                                                                                 0.00
                                                                                                               --------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                               --------------------

End of the Month Principal Receivables :                                                                          10,160,227,969.29
                                                                                                               --------------------
End of the Month Finance Charge Receivables :                                                                        325,337,269.49
                                                                                                               --------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                               --------------------
End of the Month Total Receivables :                                                                              10,485,565,238.78
                                                                                                               --------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                               --------------------
Invested Amount of all Master Trust Series                                                                         8,460,067,012.58
                                                                                                               --------------------

End of the Month Seller Percentage                                                                                       16.733492%
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  JANUARY 1997                                                                      ACCOUNTS           RECEIVABLES
                                                                                                    --------           -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                                           127,001         225,815,499.88
                                                                                              --------------   --------------------
   60 - 89 Days Delinquent                                                                            77,565         140,503,162.11
                                                                                              --------------   --------------------
   90 + Days Delinquent                                                                              168,639         319,072,536.56
                                                                                              --------------   --------------------

   Total 30 + Days Delinquent                                                                        373,205         685,391,198.55
                                                                                              --------------   --------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                                 6.54%
                                                                                                               --------------------

Defaulted Accounts During the Month                                                                   37,368          58,295,583.42
                                                                                              --------------   --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          6.65%
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  JANUARY 1997                                                              COLLECTIONS            PERCENTAGES
                                                                                            -----------            -----------

Total Collections and Gross Payment Rate                                                  1,061,090,118.94                    9.81%
                                                                                     ---------------------     --------------------

Collections of Principal Receivables and Principal Payment Rate                             899,639,055.85                    8.55%
                                                                                     ---------------------     --------------------

   Prior Month Billed Finance Charge and Fees                                               147,738,131.68
                                                                                     ---------------------
   Amortized AMF Income                                                                       9,612,535.57
                                                                                     ---------------------
   Interchange Collected                                                                      5,921,888.56
                                                                                     ---------------------
   Recoveries of Charged Off Accounts                                                         2,847,224.31
                                                                                     ---------------------
   Collections of Discounted Receivables                                                              0.00
                                                                                     ---------------------

Collections of Finance Charge Receivables and Annualized Yield                              166,119,780.12                   18.96%
                                                                                     ---------------------     --------------------
CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  JANUARY 1997

Beginning Unamortized AMF Balance                                                                                     51,628,788.29
                                                                                                               --------------------
 + AMF Slug for Added Accounts                                                                        0.00
                                                                                     ---------------------
 + AMF Collections                                                                            4,943,818.54
                                                                                     ---------------------
 - Amortized AMF Income                                                                       9,612,535.57
                                                                                     ---------------------
Ending Unamortized AMF Balance                                                                                        46,960,071.26
                                                                                                               --------------------





                                        CAPITAL ONE BANK
                                        as Servicer


                                        By :     /s/ John Schmohl
                                                 -------------------------------
                                        Name :   John Schmohl
                                        Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               4.3333333333
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.3333333333
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              4.5000000000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5000000000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------


                                        CAPITAL ONE BANK
                                        as Servicer


                                        By :     /s/ John Schmohl
                                                 -------------------------------
                                        Name :   John Schmohl
                                        Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                           1008.7500000000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 8.7500000000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                              1000.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------


                                        CAPITAL ONE BANK
                                        as Servicer


                                        By :      /s/ John Schmohl
                                                  ------------------------------
                                        Name :    John Schmohl
                                        Title :   Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.4158033333
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.4158033333
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              4.8333332967
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.8333332967
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------


                                        CAPITAL ONE BANK
                                        as Servicer


                                        By :     /s/ John Schmohl
                                                 -------------------------------
                                        Name :   John Schmohl
                                        Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.3308033333
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.3308033333
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.7916666667
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.7916666667
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                47,848,091
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              47,848,091
                                                                                                               --------------------

                                       CAPITAL ONE BANK
                                       as Servicer


                                       By :     /s/ John Schmohl
                                                --------------------------------
                                       Name :   John Schmohl
                                       Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.3685811189
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.3685811189
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              6.1250001228
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 6.1250001228
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                54,303,682
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              54,303,682
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              0.0000000000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                59,880,240
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              59,880,224
                                                                                                               --------------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



 1) The total amount of the distribution to Investor Certificateholders of 1994-A on the
 Payment Date is                                                                                                       5.3454366833
                                                                                                               --------------------


 2) The amount of the distribution set forth in paragraph 1 above in respect of principal
 on the Investor Certificate is                                                                                        0.0000000000
                                                                                                               --------------------


 3) The amount of the distribution set forth in  paragrah 1 above in respect of interest
 on the Investor Certificates                                                                                          5.3454366833
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.3591366667
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.3591366667
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.4630255556
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.4630255556
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                99,000,000
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              99,000,000
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.2835811000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.2835811000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997                           52.8358110000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       52.8358110000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                               --------------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997                          528.3581100000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                      528.3581100000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                               --------------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.3874699487
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.3874699487
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                26,250,000
                                                                                                               --------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                              26,250,000
                                                                                                               --------------------


                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.3213588929
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.3213588929
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.4252477656
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.4252477656
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                73,500,000
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      73,500,000
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.3685811282
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.3685811282
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                52,500,000
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      52,500,000
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                              14.8305555473
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                 14.8305555473
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $10,000 Original Principal Amount                                                                            148.3055554734
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                      148.3055554734
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                               --------------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $100,000 Original Principal Amount                                                                         1,483.0555547337
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                    1,483.0555547337
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                               --------------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                        0.0000000000
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.0000000000
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date              0.0000000000
                                                                                                               --------------------

E) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.4346922167
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.4346922167
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                               --------------------

F) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                        0.0000000000
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.0000000000
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-1 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date              0.0000000000
                                                                                                               --------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               59,150,000
                                                                                                               --------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     59,150,000
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.2741366667
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.2741366667
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $10,000 Original Principal Amount                                                                             52.7413666667
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                       52.7413666667
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                                0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $100,000 Original Principal Amount                                                                           527.4136666667
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates                                                                                      527.4136666667
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates                                                                                        0.0000000000
                                                                                                               --------------------

D) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.4913589091
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.4913589091
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                         0.00
                                                                                                               --------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-2 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                67,500,000
                                                                                                               --------------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      67,500,000
                                                                                                               --------------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class A Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount                                                                               5.2930255500
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.2930255500
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                               --------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------


 3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
    exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

C) Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1) The total amount of the distribution to Class B Certificateholders on February 18, 1997
    per $1,000 Original Principal Amount.                                                                              5.5196921818
                                                                                                               --------------------

 2) The amount of the distribution set forth in paragraph 1 above in respect of interest
    on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.5196921818
                                                                                                               --------------------

 3) The amount of the distribution set forth in paragraph 1 above in respect of principal
    of the Class B Certificates, per $1,000 Original Principal Amount.                                                         0.00
                                                                                                               --------------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

 1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                               --------------------

 2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
    Original Principal Amount                                                                                          0.0000000000
                                                                                                               --------------------

 3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                               --------------------

 4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1996-3 Investor Certificateholder's
    Investment)                                                                                                        0.0000000000
                                                                                                               --------------------

 5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                               --------------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                45,000,000
                                                                                                               --------------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      45,000,000
                                                                                                               --------------------